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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                               December 28, 2000
               ------------------------------------------------
               Date of Report (Date of earliest event reported)


                           T. ROWE PRICE GROUP, INC.
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            (Exact name of registrant as specified in its charter)

                 Maryland                         000-14282                         52-2264646
                 --------                         ---------                         ----------
     (State or other jurisdiction of        (Commission File No.)        (IRS Employer Identification No.)
              incorporation)

                100 East Pratt Street, Baltimore, Maryland 21202
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            (Address of principal executive offices)     (Zip Code)


              Registrant's telephone number, including area code:
                                 (410) 345-2000

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                                 Not applicable

          ------------------------------------------------------------
          Former name or former address, if changed since last report)

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Item 5.  Other Events

        On December 28, 2000, T. Rowe Price Associates, Inc., a Maryland corporation ("Price Associates"), completed its reorganization into a holding company structure through a share exchange ("Exchange") with a newly-formed subsidiary corporation, T. Rowe Price Group, Inc., a Maryland corporation ("Price Group").

        The Exchange was effected pursuant to the Agreement and Plan of Share Exchange dated as of April 30, 2000 by and between Price Associates and Price Group (the "Exchange Agreement"). The Exchange Agreement was duly approved by the stockholders of Price Associates at a special meeting held on June 30, 2000.

        In connection with the Exchange and pursuant to the Exchange Agreement, each outstanding share of Price Associates' common stock, par value $.20 per share, was automatically exchanged for one share of Price Group's common stock, par value $.20 per share ("Group Common Stock"), with the result that Price Group is now the publicly held corporation and Price Associates is a wholly-owned subsidiary of Price Group. The stockholders of Price Associates immediately prior to the Exchange are the stockholders of Price Group immediately after the Exchange. Price Group's common stock will trade on The Nasdaq National Market under the symbol "TROW," the same trading symbol under which Price Associates' common stock traded.

        The exchange of shares of Price Associates common stock into Group Common Stock in the Exchange occurred automatically without the physical exchange of certificates. Accordingly, certificates formerly representing shares of Price Associates common stock now represent shares of Group Common Stock, and there is no need to submit certificates to Price Group's transfer agent for exchange into Price Group certificates.

        The shares of Group Common Stock are deemed to be registered under
Section 12(g) of the Securities Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

Item 7.  Financial Statements and Exhibits.

Exhibits

2       Agreement and Plan of Share Exchange dated as of April 30, 2000 by and between Price Associates and Price Group. (Incorporated by reference from Exhibit A to the definitive Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).

3.1 Articles of Amendment and Restatement of Price Group. (Incorporated by reference from Exhibit C to the definitive Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).
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3.2     Bylaws of Price Group. (Incorporated by reference from Exhibit D to the definitive Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).
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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         T. ROWE PRICE GROUP, INC.

                                         By: /s/ George A. Roche
                                             __________________________
                                                 George A. Roche
                                                 President

Dated: December 29, 2000
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EXHIBIT INDEX
Item 7.  Financial Statements and Exhibits.

Exhibits

2    Agreement and Plan of Share Exchange dated as of April 30, 2000 by and between Price Associates and Price Group. (Incorporated by reference from Exhibit A to the definitive Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).

3.1 Articles of Amendment and Restatement of Price Group. (Incorporated by reference from Exhibit C to the definitive Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).

3.2 Bylaws of Price Group. (Incorporated by reference from Exhibit D to the definitive Proxy Statement/Prospectus dated May 24, 2000 and filed on May 26, 2000, which forms part of the Registration Statement on Form S-4 (File No. 333-36714; Accession No. 0001113169-00-000003)).